                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K




                            CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report:  April 30, 1997


                             Washington Mutual, Inc.
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             (Exact Name of Registrant as specified in its charter)

                                   Washington
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    0-25188                                                    91-1653725
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Commission File Number                                    IRS Identification No.

          1201 Third Avenue, Seattle, Washington              98101
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          Address of Principal Executive Office            Postal Code

                                  206-461-2000
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                Registrant's telephone number including area code